Exhibit 10.4

AMENDMENT NO. 2 TO
RECEIVABLES PURCHASE AGREEMENT

AMENDMENT NO. 2 TO RECEIVABLES PURCHASE AGREEMENT, dated October 31, 2002 (this “Amendment”), is entered into by and among IMCO FUNDING CORPORATION, a Delaware corporation, as the seller (the “Seller”), IMCO RECYCLING INC., a Delaware corporation (“IMCO”), as initial servicer (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), MARKET STREET FUNDING CORPORATION, a Delaware corporation (together with its successors and permitted assigns, the “Issuer”), and PNC BANK, NATIONAL ASSOCIATION, a national banking association (“PNC”), as administrator (in such capacity, together with its successors and assigns in such capacity, the “Administrator”).

RECITALS:

WHEREAS, the Parties hereto are parties to that certain Receivables Purchase Agreement dated as of November 2, 2000 (as may be further amend, supplemented, from time to time, the “Agreement”);

WHEREAS, the parties hereto desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiencyof which are hereby acknowledged, the parties agree as follows:

1.  Defined Terms. Capitalized terms used but not defined herein have the meaning set forth in the Agreement.

2.  Amendments.

(a)  The definition of “Purchase Limit” set forth in Exhibit I to the Agreement is hereby amended by deleting the amount “100,000,000” and substituting the amount “75,000,000” therefor.

(b)  The definition of “Related Security” set forth in Exhibit I to the

Agreement is hereby amended and restated in its entirety as follows:

“Related Security” means, with respect to any Receivable:

(a)  all of the Seller’s and the respective Originator’s interest in any goods (including returned goods) the sale of which gives rise to the Receivables, and documentation of title evidencing the shipment or storage of any goods(including returned goods) the sale of which gives rise to such Receivable,

(b)  all instruments and chattel paper that may evidence such Receivable,

(c)  all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all UCC financing statements or similar filings relating thereto,

(d)  all of the Seller’s and the respective Originator’s rights, interests and claims under the Contracts and all guaranties, indemnities, insurance and other agreements (including the related Contract) or arrangements of whatever character from time to time supporting or securing payment of such Receivable or otherwise relating to such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, and

(e)  all lockboxes, Lockbox Accounts and all deposits therein, to the extent related to such Receivables.

(c)  Schedule II to the Agreement is hereby replaced in its entirety with the Schedule II hereto.

3.    Effect of Amendment.    All provisions of the Agreement, as expressly amended and modified by this Ame ndment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to this Agreement shall be deemed to be references to this Agreement as amended hereby.

4.    Counterparts.    This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

5.    Governing Law.    This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

6.    Section Headings.    The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

[Signature Pages To Follow]

IN WITNESS WHEREOF, the parties have executed this Amendment on the date first written above.

IMCO FUNDING CORPORATION, as the Seller

By:
Name:	James B. Walburg
Title:	President
Address:	5215 North O’Connor Blvd.
Suite 1500
Irving, Texas 75039
Attention:	Jeffrey S. Mecom
Telephone:	(972) 401-7200
Facsimile:	(972) 401-7342

IMCO RECYCLING INC., as the Servicer

By:
Name:	James B. Walburg
Title:	Senior Vice President
Address:	5215 North O’Connor Blvd.
Suite 1500
Irving, Texas 75039
Attention:	Jeffrey S. Mecom
Telephone:	(972) 401-7200
Facsimile:	(972) 401-7342

S-2

MARKET STREET FUNDING CORPORATION, as the Issuer

By:
Name:
Title:

Address:	c/o AMACAR Group, LLC
6525 Morrison Boulevard
Suite 318
Charlotte, North Carolina 28211
Attention:	Douglas K. Johnson
Telephone:	(704) 365-0569
Facsimile:	(704) 365-1362

With a copy to:

PNC Bank, National Association
Address:	One PNC Plaza
249 Fifth Avenue
Pittsburgh, PA 15222-2707
Attention:	John Smathers
Telephone:	(412) 762-6440
Facsimile:	(412) 762-9184

S-3

PNC BANK, NATIONAL ASSOCIATION, as Administrator

By:
Name:
Title:

Address:	One PNC Plaza
249 Fifth Avenue
Pittsburgh, PA 15222-2707
Attention:	John Smathers
Telephone:	(412) 762-6440
Facsimile:	(412) 762-9184

5

Schedule II

LOCK-BOX BANKS AND LOCK-BOX ACCOUNTS

JPMorgan Chase Bank
P.O. Lockbox #910078
Account 08500216028

IMCO Funding Corporation
JPMorgan Chase Bank
Account 088-06212328
US Zinc Corporation